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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                          Reported): September 16, 1997



                       BENEFICIAL MORTGAGE SERVICES, INC.
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-2151                 52-2022851
----------------------------      ----------------        ----------------------
(State or Other Jurisdiction        (Commission              I.R.S. Employer
      of Incorporation)              File Number             Identification No.

               One Christina Centre
             301 North Walnut Street
                Wilmington Delaware                         19801
           --------------------------------      -------------------------
            (State or Other Jurisdiction                  (Zip Code
                  or Incorporation


       Registrant's telephone number, including area code (302) 425-2500


                                 Not Applicable

         (Former name or former address, if changed since last report)



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Item 5.  Other Events

Tax Opinion

     In connection with the offering of the Beneficial Home Equity Loan Asset Backed Certificates, Series 1997-2 (the "Certificates"), Dechert Price & Rhoads, counsel to the Registrant, has issued a tax opinion with respect to the Certificates.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

     The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                  Exhibit No.                       Description

                     99.1               Tax opinion of Dechert Price & Rhoads



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            By:/s/ Charles D. Brown
                                               ---------------------------------
                                               Name:  Charles D. Brown
                                               Its:  Vice President



Dated:  September 16, 1997

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